UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2011
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 22, 2011, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of Progress Energy, Inc. approved a Performance Schedule for post-2010 performance share awards. The Performance Schedule is set forth in Attachment 1 to the Executive and Key Manager 2009 Performance Share Sub-Plan, a sub-plan to the 2007 Equity Incentive Plan. A copy of the Performance Schedule is attached hereto as Exhibit 10.1.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	EXHIBITS.

10.1
Performance Schedule for Post-2010 Performance Share Awards (Attachment 1 to the Executive and Key Manager 2009 Performance Share Sub-Plan filed as Exhibit 10.1 to Current Report on Form 8-K dated March 17, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
Registrant

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary

Date:  February 25, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Performance Schedule for Post-2010 Performance Share Awards (Attachment 1 to the Executive and Key Manager 2009 Performance Share Sub-Plan filed as Exhibit 10.1 to Current Report on Form 8-K dated March 17, 2009)